Post Balance Sheet Events	18 Months Ended
Oct. 31, 2018
Post Balance Sheet Events [Abstract]
Post Balance Sheet Events
41 Post Balance Sheet Events

Atalla
On May 18, 2018 the Company entered into an agreement with Utimaco Inc. (“Utimaco”), under which Utimaco would acquire the Atalla product lines for $20 million in cash. The deal was subject to regulatory approval by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS placed the deal into investigation in September and final approval was received October 10, 2018. The deal closed on November 5, 2018 and Utimaco acquired the Atalla HSM product line, the Enterprise Security Manger (“ESKM”) product line, and related supporting assets, including applicable patents and other IP.

Share Buyback
On August 29, 2018, the company announced the start of a share buy-back program for an initial tranche of up to $200m which was extended on November 5, 2018 to the total value of $400m (including the initial tranche). Up to and including February 13, 2019 the company had spent $400m and purchased 22,455,121 shares at an average price of £13.82 per share.  We have extended the buy-back program into a third tranche of up to $110m to be executed in the period from the February 14, 2019, up until the day before the AGM, which takes place on March 29, 2019 when the current buy-back authority approved by shareholders at the 2017 AGM to make market purchases of up to 65,211,171 ordinary shares will expire.

Interset Software Inc. acquisition
On February 15, 2019 the Group completed the acquisition of Interset Software Inc., a worldwide leader in security analytics software that provides highly intelligent and accurate cyber-threat protection. The addition of this predictive analytics technology adds depth to Micro Focus’ Security, Risk and Governance portfolio and aligns with the company’s strategy to help customers quickly and accurately validate and assess risk as they digitally transform their businesses.